Exhibit 10.6

AMENDMENT TO THE AMENDED AND RESTATED

SERIES 2008-1 SUPPLEMENT

This SECOND AMENDMENT TO THE AMENDED AND RESTATED SERIES 2008-1 SUPPLEMENT (this “Amendment”), dated as of March 29, 2010, amends the Amended and Restated Series 2008-1 Supplement (as amended, modified or supplemented from time to time in accordance with its terms, the “Series 2008-1 Supplement”), dated as of October 29, 2009, among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”), AVIS BUDGET CAR RENTAL, LLC, a limited liability company established under the laws of Delaware, as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (the “Administrative Agent”), the several commercial paper conduits listed on Schedule I thereto (each a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each a “Funding Agent” with respect to such CP Conduit Purchaser), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2008-1 Noteholders (in such capacity, the “Series 2008-1 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2008-1 Supplement, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 12.2(ii)(e) of the Base Indenture, any Supplement thereto may be amended to modify an Amortization Event set forth in such Supplement with the consent of ABRCF, the Trustee and each Noteholder affected by such amendment;

WHEREAS, pursuant to Section 11.11 of the Series 2008-1 Supplement such Supplement may be amended in accordance with the terms of the Base Indenture;

WHEREAS, the parties desire to amend the Series 2008-1 Supplement to modify the Amortization Event set forth in clause (m) of Article IV thereof, to modify certain defined terms used in clause (l) of Article IV thereof and to add certain other related definitions set forth in Article I thereof; and

WHEREAS, ABRCF has requested the Trustee, the Series 2008-1 Agent, the Administrator, the Administrative Agent and the Series 2008-1 Noteholders to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the Series 2008-1 Agent, the Administrator, the Administrative Agent and each Series 2008-1 Noteholder have agreed to, make the amendments described above as set forth herein;

NOW, THEREFORE, it is agreed:

1. Amendment to Article I(b). Article I(b) of the Series 2008-1 Supplement is hereby amended as follows:

(a) by deleting the definition of “Consolidated EBITDA” in its entirety;

(b) by adding the following new definition thereto in the appropriate alphabetical order:

““Consolidated Interest Coverage Ratio” has the meaning set forth in the Credit Agreement.”

and;

(c) by amending and restating in its entirety the definition of “Credit Agreement” as follows:

““Credit Agreement” means the Credit Agreement, dated as of April 19, 2006, among Avis Budget Holdings, LLC, as Borrower, ABCR, as Borrower, the subsidiary borrowers referred to therein, the several lenders referred to therein, JPMorgan Chase, as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent, each of Bank of America, N.A., Credit Agricole Corporate & Investment Bank New York Branch (formerly known as Calyon New York Branch) and Citicorp USA, Inc., as Documentation Agents, and Wachovia Bank, National Association, as Co-Documentation Agent, as amended by the First Amendment thereto dated as of December 23, 2008 and the Second Amendment thereto dated as of March 10, 2010, but without giving effect to any further amendment unless such amendment has been approved in writing by the Requisite Noteholders.”

2. Amendment to Article IV. Clause (m) of Article IV of the Series 2008-1 Supplement is hereby amended and restated in its entirety as follows:

“(m)(i) the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of ABCR ending with any fiscal quarter set forth below (commencing with the fiscal quarter ending June 30, 2010) shall exceed the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter ending	Consolidated Leverage Ratio
June 30, 2010	6.25 to 1.00
September 30, 2010	5.75 to 1.00
December 31, 2010	5.50 to 1.00
March 31, 2011	5.50 to 1.00
June 30, 2011	5.25 to 1.00
September 30, 2011	5.00 to 1.00
December 31, 2011	4.75 to 1.00
March 31, 2012	4.75 to 1.00
June 30, 2012	4.75 to 1.00
September 30, 2012	4.50 to 1.00
December 31, 2012	4.50 to 1.00
March 31, 2013	4.50 to 1.00
June 30, 2013	4.50 to 1.00
September 30, 2013	4.25 to 1.00
December 31, 2013	4.25 to 1.00
March 31, 2014	4.25 to 1.00

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or (ii) the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of ABCR ending with any fiscal quarter set forth below (commencing with the fiscal quarter ending June 30, 2010), shall be less than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter ending	Consolidated Interest Coverage Ratio
June 30, 2010	1.30 to 1.00
September 30, 2010	1.30 to 1.00
December 31, 2010	1.35 to 1.00
March 31, 2011	1.40 to 1.00
June 30, 2011	1.45 to 1.00
September 30, 2011	1.55 to 1.00
December 31, 2011	1.60 to 1.00
March 31, 2012	1.60 to 1.00
June 30, 2012	1.65 to 1.00
September 30, 2012	1.70 to 1.00
December 31, 2012	1.70 to 1.00
March 31, 2013	1.70 to 1.00
June 30, 2013	1.70 to 1.00
September 30, 2013	1.75 to 1.00
December 31, 2013	1.75 to 1.00
March 31, 2014	1.75 to 1.00

3. Direction. By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2008-1 Agent) hereby authorize and direct the Trustee and Series 2008-1 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.

4. Waiver. Each Series 2008-1 Noteholder, by its execution hereof, hereby waives, solely with respect to this Amendment, the requirement under Section 11.11 of the Series 2008-1 Supplement that Standard & Poor’s confirm that this Amendment will not result in a withdrawal or downgrade of the rating of the Commercial Paper issued by any CP Conduit Purchaser whose Commercial Paper is rated by Standard & Poor’s on the Series 2008-1 Second Amendment Effective Date.

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5. This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2008-1 Supplement.

6. This Amendment shall become effective on the date (the “Series 2008-1 Second Amendment Effective Date”) that is the later of (a) the date hereof or (b) the first date on which each of the following have occurred: (i) each of ABRCF, the Administrator, the Administrative Agent and each Series 2008-1 Noteholder shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment, (iii) all certificates and opinions of counsel required under the Base Indenture or by the Series 2008-1 Noteholders shall have been delivered to the Trustee and the Series 2008-1 Noteholders, as applicable, and (iv) the Second Amendment, dated as of March 10, 2010, to the Credit Agreement, dated as of April 19, 2006 and as amended to date, among Avis Budget Holdings, LLC, as borrower, ABCR, as borrower, the subsidiary borrowers referred to therein, the several lenders referred to therein, JPMorgan Chase Bank, N.A., as administrative agent, Deutsche Bank Securities Inc., as syndication agent, each of Bank of America, N.A., Credit Agricole Corporate & Investment Bank New York Branch (formerly known as Calyon New York Branch) and Citicorp USA, Inc., as documentation agents, and Wachovia Bank, National Association, as co-documentation agent, shall have been executed and delivered by each party thereto and all conditions precedent to the effectiveness thereof shall have been satisfied or waived.

7. From and after the Series 2008-1 Second Amendment Effective Date, all references to the Series 2008-1 Supplement shall be deemed to be references to the Series 2008-1 Supplement as amended hereby.

8. This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, as Issuer

By:	/s/ Rochelle Tarlowe
Name: Rochelle Tarlowe
Title: Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee and Series 2008-1 Agent

By:	/s/ Sally R. Tokich
Name: Sally R. Tokich
Title: Senior Associate

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Adam Klimek
Name: Adam Klimek
Title: Executive Director

AGREED, ACKNOWLEDGED AND CONSENTED:

SHEFFIELD RECEIVABLES CORPORATION, as a CP Conduit Purchaser under the Series 2008-1 Supplement

	By:	Barclays Bank PLC
as Attorney-in-Fact

	By:	/s/ Jason D. Muncy
Name: Jason D. Muncy
Title: Associate Director

BARCLAYS BANK PLC, as a Funding Agent and an APA Bank under the Series 2008-1 Supplement

By:	/s/ Jeffery Goldberg
Name: Jeffery Goldberg
Title: Director

LIBERTY STREET FUNDING LLC, as a CP Conduit Purchaser under the Series 2008-1 Supplement

By:	/s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

THE BANK OF NOVA SCOTIA, as a Funding Agent and an APA Bank under the Series 2008-1 Supplement

By:	/s/ Michael Eden
Name: Michael Eden
Title: Director

YC SUSI TRUST, as a CP Conduit Purchaser under the Series 2008-1 Supplement

By:	Bank of America, National Association, as Administrative Trustee

By:	/s/ Aeneas P. Griffin
Name: Aeneas P. Griffin
Title: Director

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Funding Agent and an APA Bank under the Series 2008-1 Supplement

By:	/s/ Aeneas P. Griffin
Name: Aeneas P. Griffin
Title: Director

CHARTA, LLC (as successor to Charta Corporation), as a CP Conduit Purchaser under the Series 2008-1 Supplement

By:	Citibank, N.A., as
Attorney-in-fact

By:	/s/ Karrie L. Truglia
Name: Karrie L. Truglia
Title: Vice President

CITIBANK, N.A., as an APA Bank under the Series 2008-1 Supplement

By:	/s/ Karrie L. Truglia
Name: Karrie L. Truglia
Title: Vice President

CITICORP NORTH AMERICA, INC., as a Funding Agent under the Series 2008-1 Supplement

By:	/s/ Karrie L. Truglia
Name: Karrie L. Truglia
Title: Vice President

FALCON ASSET SECURITIZATION COMPANY LLC, as a CP Conduit Purchaser under the Series 2008-1 Supplement

By:	/s/ Adam Klimek
Name: Adam Klimek
Title: Executive Director

JPMORGAN CHASE BANK, N.A. as a Funding Agent under the Series 2008-1 Supplement

By:	/s/ Adam Klimek
Name: Adam Klimek
Title: Executive Director

JPMORGAN CHASE BANK, N.A. as an APA Bank under the Series 2008-1 Supplement

By:	/s/ Adam Klimek
Name: Adam Klimek
Title: Executive Director

MONTAGE FUNDING LLC, as a CP Conduit Purchaser under the Series 2008-1 Supplement

By:	/s/ Lori Gebron
Name: Lori Gebron
Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Funding Agent and an APA Bank under the Series 2008-1 Supplement

By:	/s/ Matt Bissonette
Name: Matt Bissonette
Title: Director

By:	/s/ Robert Sheldon
Name: Robert Sheldon
Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser under the Series 2008-1 Supplement

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK NEW YORK BRANCH, as a Funding Agent and an APA Bank under the Series 2008-1 Supplement

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

AMSTERDAM FUNDING CORPORATION, as a CP Conduit Purchaser under the Series 2008-1 Supplement

By:	/s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC, as an APA Bank under the Series 2008-1 Supplement by: RBS Securities Inc., as agent

By:	/s/ Michael Zappaterrini
Name: Michael Zappaterrini
Title: Managing Director

THE ROYAL BANK OF SCOTLAND PLC, as a Funding Agent under the Series 2008-1 Supplement by: RBS Securities Inc., as agent

By:	/s/ Michael Zappaterrini
Name: Michael Zappaterrini
Title: Managing Director

AVIS BUDGET CAR RENTAL, LLC, as Administrator

By:	/s/ Rochelle Tarlowe
Name: Rochelle Tarlowe
Title: Vice President and Treasurer